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                   U.S. Securities and Exchange Commission
                            Washington, D.C. 20549
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                                   FORM 8-K/A

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 6, 2002


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                        N/A
         (Former name or former address, if changed since last report)

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                            MITY ENTERPRISES, INC.

                                    INDEX



     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Item 9.  Regulation FD Disclosure. . . . . . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ITEM 7.  EXHIBITS.

(c) Exhibits


          99.16  MITY Enterprises, Inc. Press Release (February 6, 2002)


ITEM 9.  REGULATION FD DISCLOSURE

     On February 6, 2002, the Company issued the revised press release attached hereto as Exhibit 99.16. This press release revises net income figures for the nine months ended December 31, 2001 and 2000 which were coded incorrectly in Exhibit 99.15.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY-LITE, INC.


Date: February 6, 2002                    /s/ Bradley T Nielson
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                                          Bradley T Nielson
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)